Exhibit 10(i)

STOCK EXCHANGE AGREEMENT

THIS STOCK EXCHANGE AGREEMENT (the “Agreement”), dated as of May 8, 2002, by and among Bullet Environmental Technologies, Inc., a Delaware corporation (the “Company”), ComCam International, Inc., a Delaware corporation (“ComCam”) and each of the other signatories listed on the signature page of this Agreement (individually, the “Seller”, or collectively, the “Sellers”).

WITNESSETH:

WHEREAS, each of the Sellers owns the number of shares of common stock, and common share purchase warrants, $0.01 par value per share, of ComCam, set forth opposite their respective names on disclosure schedules to this Agreement, which shares constitute all of the issued and outstanding shares of ComCam (the “ComCam Shares”) and all outstanding rights to purchase additional shares of the common stock of ComCam (the “ComCam Warrants”); and WHEREAS, the Company desires to acquire from the Sellers, and the Sellers desire to sell to the Company, all of the ComCam Shares and all of the ComCam Warrants owned by Sellers amounting in aggregate to 5,770,980 ComCam Shares and 551,250 ComCam Warrants in exchange for (i) the issuance by the Company of an aggregate of 2,285,969 shares (the “Company Shares”) of the Company’s common stock, par value $.001 per share to be allocated among the Sellers pro rata in proportion to their respective holdings in ComCam, (ii) the right to purchase up to an aggregate of 551,250 shares of Company common stock at a purchase price of $1.50 (the “Company Warrants”) to be allocated among the Sellers that own ComCam Warrants on the basis of one Company Warrant for one ComCam Warrant, and (iii) the reservation of 2,250,000 shares of the Company’s common stock to be issued to the Sellers pro rata in proportion to their respective holdings in ComCam on the Closing Date (as hereinafter defined), on the basis of three (3) shares of the Company’s common stock for each $1.00 of earnings from operations for each fiscal year as determined using the EBITDA calculation in correlation with the completion of audited financial statements (the “Company Performance Shares”) on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

ARTICLE I

EXCHANGE OF SHARES AND WARRANTS; RESERVATION OF PERFORMANCE SHARES

1.1   Exchange of Shares. Subject to the terms and conditions of this Agreement, on the Closing Date: (a)     The Company shall issue and deliver to each of the Sellers the number of Company Shares as set forth opposite such Seller’s name as set forth on Disclosure Schedule 1.1 hereto on a pro rata basis in an aggregate of 2,285,969 shares of the Company’s common stock, and each Seller agrees to deliver to the Company, the number of ComCam Shares set forth opposite such Seller’s name on Disclosure Schedule 1.1 hereto along with an appropriately executed stock power endorsed in favor of the Company in an aggregate of 5,770,980 shares of ComCam’s common stock.

(b)     The Company shall round up to the next whole share any fractional interests that result from the pro rata delivery of the Company Shares. (c)     Company Shares issued to Sellers shall be subject to resale restrictions imposed pursuant to the Securities Act of 1933 as amended (the “Securities Act”).

1.2     Exchange of Warrants. Subject to the terms and conditions of this Agreement, on the Closing Date: (a)     The Company shall deliver to each of the Sellers the number of Company Warrants as set forth opposite such Seller’s name as set forth on Disclosure Schedule 1.2 hereto in an aggregate of 551,250 Company Warrants entitling the Sellers to purchase Company common stock at a purchase price of $1.50 per share for a term of exercise congruent with that term defined for each respective holder of the ComCam Warrants, and each Seller agrees to deliver to the Company, the number of ComCam Warrants set forth opposite such Seller’s name with an appropriately executed stock power endorsed in favor of the Company in an aggregate of 551,250 ComCam warrants. (b)     Company common stock acquired by Sellers from the exercise of Company Warrants shall be subject to resale restrictions imposed pursuant to the Securities Act.

1.3     Reservation of Performance Shares. Subject to the terms and conditions of this Agreement, on the Closing Date: (a)     The Company shall reserve by board of directors resolution as set forth on Disclosure Schedule 1.3 hereto, for a period of three (3) years subsequent to the Closing Date, 2,250,000 Company Performance Shares to be issued to the Sellers pro rata in proportion to their respective holdings in ComCam on the basis of three (3) Company Performance Shares for each $1.00 of earnings from operations as determined using the EBITDA calculation in correlation with the completion of audited financial statements for the corresponding annual periods. EBITDA shall be defined, for the purposes of this Agreement, as meaning revenues less all operating costs (other than any amount paid to First Capital Invest Corp pursuant to that certain agreement dated effective November 2, 2001), but before income tax expense and non-cash expenses, including but not limited to, depreciation, amortization, interest and other extraordinary costs.

(b)     Company common stock acquired by Sellers as Company Performance Shares shall be subject to resale restrictions imposed pursuant to the Securities Act. 1.4     Time and Place of Closing.

The closing of the transactions contemplated hereby (the “Closing”) shall take place on May 20, 2002 at the offices of the Company at 10 a.m. Pacific Daylight Time, or at such other place as the parties may agree (the “Closing Date”).

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to ComCam and to each of the Sellers that: 2.1     Due Organization and Qualification; Due Authorization.

(a)     The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its respective business and properties and to carry on its respective business in the places and in the manner as presently conducted or proposed to be conducted. The Company is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of the Company taken as a whole. (b)     The Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.

(c)     The Company has all requisite corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. The Company has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

2.2     No Conflicts or Defaults.

The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and shall not (i) contravene the Certificate of Incorporation or By-laws of the Company, (ii) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Company is a party or by which the Company or any of their respective assets are bound, or any judgment, order or decree, or any law, rule or regulation to which the Company or any of their respective assets are subject, (iii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest upon any of the assets of the Company, (iv) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which the Company is a party or by which the Company or any of its assets are bound, or (v) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, the Company is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

2.3     Capitalization.

The authorized capital stock of the Company immediately prior to giving effect to the transactions contemplated hereby consists of 30,000,000 shares of common stock of which 4,071,938 shares of common stock are issued and outstanding as of the date hereof and 5,000,000 preference shares of which zero (0) shares are issued and outstanding as of the date hereof. All of the outstanding shares of common stock are, and the Company Shares when issued in accordance with the terms hereof, will be, duly authorized, validly issued, fully paid and non-assessable. All outstanding shares of the Company’s capital stock were issued in compliance with all applicable federal and state laws. The Company Shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract except the Shareholders Agreement (as hereinafter described), agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for common stock except the Company Warrants and Company Performance Shares. The offers and sales of all the Company’s outstanding securities were at all relevant times either registered under the Securities Act and the applicable state securities or Blue Sky laws, or exempt from such registration pursuant to the exemption claimed therefore.

2.4     Financial Statements.

Disclosure Schedule 2.4 contains copies of the balance sheets of the Company at February 28, 2001 (audited) and November 30, 2001 (unaudited) (such statements being the “Company Financial Statements”). The Company Financial Statements, together with the notes thereto, have been prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout all periods presented, subject to audit adjustments, which are not expected to be material. Such statements present fairly the financial position of the Company as of the dates indicated. The books of account and other financial records of the Company have been maintained in accordance with good business practices.

2.5     Further Financial Matters.

(a)     The Company has no material liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles, that are not reflected in the Company Financial Statements.

(b)     Except as set forth in the Company Financial Statements, the Company does not have any, direct or indirect, indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise.

2.6     Taxes.

The Company has filed any United States federal, state, county, local and foreign national, provincial and local tax returns or reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, “Taxes”), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Company and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by the Company, such judgments were reasonable under the circumstances) and complete in all material respects. No extension for the filing of any such return or report is currently in effect. No tax return or tax return liability of the Company has been audited or, presently under audit. All taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid. The Company has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of the Company, threatened, against the Company for past due T axes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of the Company including, without limitation, amounts payable pursuant to the Federal Insurance Contributions Act, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of the Company and in the Company Financial Statements.

2.7     Indebtedness: Contracts: No Defaults.

(a)     Disclosure Schedule 2.7 sets forth a true, complete and correct list of all material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which the Company is a party (collectively, the “Operating Agreements”). An agreement shall not be considered material for the purposes of this Section 2.7(a) if it provides for expenditures or receipts of less than $10,000 and has been entered into by the Company in the ordinary course of business. The Operating Agreements constitute all of the contracts, agreements, understandings and arrangements required for the operation of the business of the Company or which have a material effect thereon. Copies of all such material written Operating Agreements have previously been delivered or otherwise made available to the Sellers and such copies are true, complete and correct as of the date hereof. (b)     The Company nor, to the Company’s knowledge, any other person or entity is in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which the Company is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by the Company or, to the knowledge of the Company, any other person or entity. The Company has not received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.

2.8     Personal Property.

The Company has good and marketable title to all of its tangible personal property and assets, including, without limitation, all of the assets reflected in the Company Financial Statements that have not been disposed of in the ordinary course of business since November 30, 2001, free and clear of all liens or mortgages, except for any lien for current taxes not yet due and payable and such restrictions, if any, on the disposition of securities as may be imposed by federal or applicable state securities laws.

2.9     Real Property.

Disclosure Schedule 2.9 sets forth a true and complete list of all real property owned by, or leased or subleased by or to, the Company (the “Company Real Property”). Each lease to which the Company is a party is valid, binding and in full force and effect with respect to the Company and, to the knowledge of the Company, no notice of default or termination under any such lease is outstanding.

2.10     Compliance with Law.

(a)     The Company is not conducting its respective business or affairs in material violation of any applicable federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. The Company has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement. (b)     The Company is in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of the Company, threatened against the Company that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that the Company has reason to believe are likely to give rise to any material liability or other obligations of the Company under any environmental laws.

2.11     Permits and Licenses.

The Company has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its respective business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect its respective business. As of the date hereof, the Company has not received any written or oral notice or claim pertaining to the failure to obtain any material permit, certificate, license, approval or other authorization required by any federal, state or local agency or other regulatory body, the failure of which to obtain would materially and adversely affect its business. 2.12     Ordinary Course.

Since November 30, 2001, the Company has conducted its business, maintained its real property and equipment and kept its books of account, records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course.

2.13 No Adverse Changes. Since November 30, 2001, there has not been:

(a)     Any material adverse change in the business, prospects, the financial or other condition, or the respective assets or liabilities of the Company as reflected in the Company Financial Statements. (b)     Any material loss sustained by the Company, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of the Company’s business. (c)     To the best knowledge of the Company, any event, condition or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which materially and adversely does or would affect the results of operations or the business or financial condition of the Company.

2.14     Litigation.

(a)     There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened, against or affecting the business of the Company, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of the Company, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof.

(b)     There is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of the Company. (c)     The Company has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business. 2.15     Insurance.

The Company maintains no insurance.

2.16 Certificate of Incorporation and Bylaws: Minute Books.

The copies of the Certificate of Incorporation and Bylaws (or similar governing documents) of the Company, and all amendments to each are true, correct and complete. The minute books of the Company contain true and complete records of all meetings and consents in lieu of meetings of their respective Board of Directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock books of the Company are true, correct and complete.

2.17     Employee Benefit Plans.

The Company does not maintain, nor has the Company maintained in the past, any employee benefit plans (“as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), or any plans, programs, policies, practices, arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees of the Company, former employees, their beneficiaries and dependents under which such employees, former employees, their beneficiaries and dependents are covered through an employment relationship with the Company, or any entity required to be aggregated in a controlled group or affiliated service group with the Company for purposes of ERISA or the Internal Revenue Code of 1986 (the “Code”) (including, without limitation, under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA, at any relevant time.

2.18 Patents: Trademarks and Intellectual Property Rights.

The Company owns or possesses no patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, internet web site(s), proprietary rights or processes. 2.19     Brokers.

(a)     Sellers were introduced to the Company by First Capital Invest Corp (“First Capital”) and on the Closing of this Agreement will be bound by the terms of an Advisory Agreement dated November 2, 2001 attached as Disclosure Schedule 2.19 hereto between the Company and First Capital, whereby the Company will issue 500,000 shares of the Company’s common stock on Closing to First Capital as a finders fee in full satisfaction of the terms of the Advisory Agreement.

(b)     Except as to the introduction and finders fee payable to First Capital, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Company directly with the Sellers without the intervention of any person on behalf of the Company or Sellers in such a manner as to give rise to any valid claim by any person against the Company or any Seller for a finder’s fee, brokerage commission or similar payment.

2.20     Subsidiaries.     The Company has no subsidiaries 2.21     Affiliate Transactions.

(a)     Neither the Company nor any officer, director or employee of the Company (or any of the relatives or affiliates of any of the aforementioned persons) is a party to any agreement, contract, commitment or transaction with the Company or affecting the business of the Company, or has any interest in any property, whether real, personal or mixed, or tangible or intangible, used in or necessary to the Company which will subject the Sellers to any liability or obligation from and after the Closing Date.

(b)     The Company has no indebtedness due from its respective officers, directors or stockholders or any of their respective relatives or affiliates, and none of the officers, directors or stockholders of the Company or their respective relatives or affiliates has any claim against the Company.

2.22     No Anti-Dilution Adjustment.

The issuance of the Company Shares will not give any holder of any of the Company’s outstanding shares, options, warrants or other convertible securities or rights the right to purchase any additional shares of capital stock, the right to be issued any capital stock and/or the right to purchase capital stock at a reduced price. 2.23     No Regulatory Problems.

The Company (i) has not filed a registration statement which is the subject of any proceeding or examination under Section 8 of the Securities Act, or is not the subject of any refusal order or stop order thereunder; (ii) is not subject to any pending proceeding under Rule 258 of the Securities Act or any similar rule adopted under Section 3(b) of the Securities Act, or to an order entered thereunder; (iii) has not been convicted of any felony or misdemeanor in connection with the purchase or sale of any security or involving the making of any false filing with the Securities and Exchange Commission (“Commission”); (iv) is not subject to any order, judgment, or decree of any court of competent jurisdiction temporarily, preliminary or permanently restraining or enjoining, the Company from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; and (v) is not subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code; or a temporary restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code. To its knowledge, none of the Company’s directors, officers, or beneficial owners of five percent or more of any class of its equity securities (i) has been convicted of any felony or misdemeanor in connection with the purchase or sale of any security, involving the making of a false filing with the Commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor; (ii) is subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminary enjoining or restraining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, permanently enjoining or restraining such person from engaging in, or continuing, any conduct or practice in connection with the purchase or sale of any security involving the making of a false filing with the Commission, (iii) is subject to an order of the Commission entered pursuant to Section 15(b), 15B(a), or 15B(c) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or is subject to an order of the Commission entered pursuant to Section 203(e) or (f) of the Investment Advisers Act of 1940; (iv) has been suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange pursuant to Section 6 of the Exchange Act, an association registered as a national securities association under Section 15A of the Exchange Act, for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade; or (v) is subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code; or is subject to a restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

2.24     Miscellaneous.

The representations and warranties made by the Company in this Agreement and the statements made by or on behalf of the Company in any certificate, document or exhibit furnished in connection with the transactions contemplated hereby or thereby or in any public filing with any regulatory agency, (i) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as and if required, and (ii) do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make such representations or warranties or other such statements, in light of the circumstances under, and at the time at, which they were made, not false or misleading.

2.25     Tax Free Transaction

The Company has structured this exchange with the intent that it be considered a tax-free exchange under the Internal Revenue Code of 1986, as amended, for all parties.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF COMCAM/SELLERS

ComCam represents and warrants and each Seller, (but only when specifically referenced in this Article III and then only with respect to such Seller’s representations and warranties) severally and not jointly, represents and warrants to the Company that:

3.1 Due Organization and Qualification; Due Authorization.

(a)     ComCam is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. ComCam is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of ComCam taken as a whole.

(b)     ComCam does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity. (c)     ComCam has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. ComCam has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of ComCam and the Sellers, enforceable against each of ComCam and the Sellers in accordance with its respective terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

3.2     No Conflicts or Defaults.

Except as specifically provided otherwise in this Agreement, the execution and delivery of this Agreement by ComCam and the consummation of the transactions contemplated hereby do not and shall not (i) contravene the Certificate of Incorporation or By-laws of ComCam, (ii) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which ComCam is a party or by which ComCam or its assets are bound, or any judgment, order or decree, or any law, rule or regulation to which ComCam or its assets are subject, (iii) result in the creation of, or give any party the right to create, any lien upon any of the assets of ComCam, (iv) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which ComCam is a party or by which ComCam or any of its assets are bound, or (v) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, ComCam is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

3.3     Capitalization.

The authorized capital stock of ComCam immediately prior to giving effect to the transactions contemplated hereby consists of 10,000,000 shares of common stock, par value $0.01 per share, of which 5,770,980 shares are issued and outstanding as of the date hereof and 2,000,000 preferred shares, of which zero (0) are issued and outstanding as of the date hereof. All of the ComCam Shares when transferred in accordance with the terms of this Agreement, will be, duly authorized, validly issued, fully paid and non-assessable, and have not been or, will not be transferred in violation of any rights of third parties. All outstanding shares of ComCam’s capital stock were issued in compliance with all applicable federal and state laws. The ComCam Shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract or agreement, arrangement, option, warrant except the ComCam Warrants (as described herein), call, commitment or other right of any character obligating or entitling the ComCam to issue, sell, redeem or repurchase any of its securities, and there is no other outstanding security of any kind convertible into or exchangeable for common stock. The offers and sales of all of ComCam’s outstanding securities were at all relevant times either registered under the Securities Act and the applicable state securities or Blue Sky laws, or exempt from such registration pursuant to the exemption claimed therefore.

3.4     Financial Statements.

Disclosure Schedule 3.4 contains copies of the balance sheets of ComCam at December 31, 2001 (draft audited) and December 31, 2000 (draft audited) (such statements being the “ComCam Financial Statements”). The ComCam Financial Statements, together with the notes thereto, have been prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout all periods presented, subject to audit adjustments, which are not expected to be material. Such statements present fairly the financial position of the ComCam as of the dates indicated. The books of account and other financial records of the ComCam have been maintained in accordance with good business practices.

3.5     Further Financial Matters.

ComCam has no material liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles.

3.6     Taxes.

ComCam has not filed any United States federal, state, county, local and foreign national, provincial and local tax returns or reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever. No tax return or tax return liability of the ComCam has been audited or, presently under audit. There are no claims pending or, to the knowledge of the ComCam, threatened, against the ComCam for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of the ComCam including, without limitation, amounts payable pursuant to the Federal Insurance Contributions Act, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of the ComCam and in the ComCam Financial Statements.

3.7     Indebtedness: Contracts: No Defaults.

(a)     Schedule 3.7 of the Disclosure Schedule sets forth a true, complete and correct list of all material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which ComCam is a party (collectively, the “ComCam Operating Agreements”). An agreement shall not be considered material for the purposes of this Section 3.7(a) if it provides for expenditures or receipts of less than $10,000 and has been entered into by ComCam in the ordinary course of business. The ComCam Operating Agreements constitute all of the material contracts, agreements, understandings and arrangements required for the operation of the business of ComCam or which have a material effect thereon. Copies of all such material written ComCam Operating Agreements have previously been delivered or otherwise made available to the Company and such copies are true, complete and correct as of the date hereof.

(b)     Neither, ComCam, nor, to ComCam’s knowledge, any other person or entity is in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which ComCam is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by ComCam or, to the knowledge of ComCam, any other person or entity. ComCam has not received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.

3.8     Personal Property.

(a)     All of ComCam’s personal property, as detailed in Disclosure Schedule 3.8, is subject to a lien imposed by the terms and conditions of a Bridge Loan and Representation Agreement in the form of a secured interest to collateralize funds loaned to ComCam by First Capital.

(b)     Except as to the lien held by First Capital, ComCam has good and marketable title to all of its tangible personal property and assets free and clear of any other liens or mortgages, except for any lien for current taxes not yet due and payable.

3.9     Real Property.

Disclosure Schedule 3.9 sets forth a true and complete list of all real property owned by, or leased or subleased by or to, ComCam (the “ComCam Real Property”). Except as set forth in Schedule 3.9 of the Disclosure Statement, each lease to which ComCam is a party is valid, binding and in full force and effect with respect to ComCam, and, to the knowledge of ComCam, all other parties thereto; no notice of default or termination under any such lease is outstanding.

3.10     Compliance with Law.

(a)     ComCam is not conducting its respective business or affairs in material violation of any applicable federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. ComCam has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement. (b)     ComCam is in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of ComCam, threatened against ComCam that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that ComCam has reason to believe are likely to give rise to any material liability or other obligations of ComCam under any environmental laws.

3.11     Permits and Licenses.

ComCam has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its respective business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect its respective business. As of the date hereof, ComCam has not received any written or oral notice or claim pertaining to the failure to obtain any material permit, certificate, license, approval or other authorization required by any federal, state or local agency or other regulatory body, the failure of which to obtain would materially and adversely affect its business. 3.12     Ordinary Course Since December 31, 2001, ComCam has conducted its business, maintained its real property and equipment and kept its books of account, records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course.

3.13     No Adverse Changes. Since December 31, 2001, there has not been:

(a)     Any material adverse change in the business, prospects, the financial or other condition, or the respective assets or liabilities of ComCam. (b)     Any material loss sustained by ComCam, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of ComCam’s business. (c)     To the best knowledge of ComCam, any event, condition or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which materially and adversely does or would affect the results of operations or the business or financial condition of ComCam. 3.14     Litigation.

(a)     There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of ComCam, threatened, against or affecting the business of ComCam, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of ComCam, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof.

(b)     There is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of ComCam.

(c)     ComCam has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

3.15     Insurance.     ComCam maintains no insurance.

3.16 Certificate of Incorporation and By-laws: Minute Books.

The copies of the Certificate of Incorporation and By-laws (or similar governing documents) of ComCam, and all amendments to each are true, correct and complete. The minute books of ComCam contain true and complete records of all meetings and consents in lieu of meetings of their respective Board of Directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock books of ComCam are true, correct and complete.

3.17     Employee Benefit Plans.

Except as set forth in Schedule 3.17 of the Disclosure Schedule, ComCam does not maintain, nor has ComCam maintained in the past, any employee benefit plans (“as defined in Section 3(3) of the “ERISA”), or any plans, programs, policies, practices, arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees of ComCam, former employees, their beneficiaries and dependents under which such employees, former employees, their beneficiaries and dependents are covered through an employment relationship with ComCam or any entity required to be aggregated in a controlled group or affiliated service group with ComCam for purposes of ERISA or the Code (including, without limitation, under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA, at any relevant time.

3.18 Patents; Trademarks and Intellectual Property Rights.

ComCam owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, internet web site(s) proprietary rights and processes necessary for its business as now conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, and ComCam is not bound by, or a party to, any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.

3.19     Brokers.

Sellers were introduced to the Company by First Capital and on the Closing of this Agreement the Company will issue 500,000 shares of the Company’s common stock to First Capital as a finder’s fee in full satisfaction of the terms of the Advisory Agreement. Except as to the introduction and finders fee payable to First Capital, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by ComCam directly with the Sellers without the intervention of any person on behalf of ComCam in such a manner as to give rise to any valid claim by any person against any Seller for a finder’s fee, brokerage commission or similar payment.

3.20     Subsidiaries.     ComCam has no subsidiaries. 3.21     Affiliate Transactions.

(a)     Neither ComCam nor any officer, director or employee of the ComCam (or any of the relatives or affiliates of any of the aforementioned persons) is a party to any agreement, contract, commitment or transaction with the Company or affecting the business of the Company, or has any interest in any property, whether real, personal or mixed, or tangible or intangible, used in or necessary to the Company which will subject the Company to any liability or obligation from and after the Closing Date.

(b)     ComCam has no indebtedness due from its respective officers, directors or stockholders or any of their respective relatives or affiliates, and none of the officers, directors or stockholders of ComCam or their respective relatives or affiliates has any claim against ComCam.

3.22     Purchase for Investment.

(a)     Each Seller represents that he or she is acquiring the Company Shares for investment for such Seller’s own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Seller has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Seller further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Company Shares.

(b)     Each such Seller represents that he or she understands that the Company Shares are not registered under the Securities Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company’s reliance on such exemption is predicated on such Seller’s representations set forth herein.

(c)     Each such Seller acknowledges that he or she can bear the economic risk of his or her investment, and has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the Company Shares.

(d)     Each such Seller represents that he or she has carefully reviewed such information as such Seller deemed necessary to evaluate an investment in the Company Shares. To the full satisfaction of each such Seller, such Seller has been furnished all materials that such Seller has requested relating to the Company and the issuance of the Company Shares hereunder, and each such Seller has been afforded the opportunity to ask questions of representatives of the Company to obtain any information necessary to verify the accuracy of any representations or information made or given to such Seller. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of the Company set forth in this Agreement, on which each of the Sellers has relied in making an exchange of the ComCam Shares for the Company Shares. (e)     Each such Seller understands that the Company Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Company Shares or any available exemption from registration under the Securities Act, the Company Shares must be held indefinitely. Each such Seller represents that such Seller is aware that the Company Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met.

3.23     No Regulatory Problems

ComCam (i) has not filed a registration statement which is the subject of any proceeding or examination under Section 8 of the Securities Act, or is not the subject of any refusal order or stop order thereunder; (ii) is not subject to any pending proceeding under Rule 258 of the Securities Act or any similar rule adopted under Section 3(b) of the Securities Act, or to an order entered thereunder; (iii) has not been convicted of any felony or misdemeanor in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; (iv) is not subject to any order, judgment, or decree of any court of competent jurisdiction temporarily, preliminary or permanently restraining or enjoining, the ComCam from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; and (v) is not subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code; or a temporary restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

To its knowledge, none of the ComCam’s directors, officers, or beneficial owners of five percent or more of any class of its equity securities (i) has been convicted of any felony or misdemeanor in connection with the purchase or sale of any security, involving the making of a false filing with the Commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor; (ii) is subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminary enjoining or restraining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, permanently enjoining or restraining such person from engaging in, or continuing, any conduct or practice in connection with the purchase or sale of any security involving the making of a false filing with the Commission, (iii) is subject to an order of the Commission entered pursuant to Section 15(b), 15B(a), or 15B(c) of the Exchange Act, or is subject to an order of the Commission entered pursuant to Section 203(e) or (f) of the Investment Advisers Act of 1940; (iv) has been suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange pursuant to Section 6 of the Exchange Act, an association registered as a national securities association under Section 15A of the Exchange Act, for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade; or (v) is subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code; or is subject to a restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

ARTICLE IV

SPECIAL RIGHTS AND AGREEMENTS

4.1     Board of Directors.

The Company shall confirm the appointment of five (5) persons to the board of directors at Closing. The initial board of directors shall be comprised of Don Gilbreath, Robert Betty, Ross Wilmot, and Nadir Walji. Don Gilbreath, Robert Betty, Mabey Investments Ltd, Millner Finance Ltd, Circuit Enterprises Ltd, Valorinvest Ltd and First Invest Capital Corp., collectively holders in excess of 51% of the Company’s common stock subsequent to the Closing Date, shall agree to vote such shares of the Company’s common stock on Closing to elect each member of the initial board of directors to a three (3) year term according to the terms and conditions of the Shareholders Agreement attached as Disclosure Schedule 4.1 hereto.

4.2     Name Change

Don Gilbreath, Robert Betty, Mabey Investments Ltd, Millner Finance Ltd, Circuit Enterprises Ltd, Valorinvest Ltd and First Invest Capital Corp., collectively holders of in excess of 51% of the Company’s common stock subsequent to the Closing Date shall agree to vote such shares of the Company’s common stock on Closing in favor of changing the Company’s name from “Bullet Environmental Technologies, Inc.” to “ComCam, Inc.” according to the terms and conditions of the Shareholders Agreement.

4.3     Restrictions on Company Shares.

Don Gilbreath and Robert Betty shall agree not to (i) sell their Company Shares or other Company common stock acquired as Company Performance Shares until all resale restrictions on Sellers imposed pursuant to the Securities Act are lifted, (ii) vote, sell, deal in, assign, pledge, transfer or encumber in any manner whatsoever any of the Company Shares or Company common stock except in accordance with this Agreement and the Shareholders Agreement and (iii) to abide by other terms and conditions, if any, that might be required by any broker, selling agent or underwriter for the Company or the Commission.

4.4     Private Placement.

Subsequent to Closing, the Company will use its best commercial efforts to complete a private placement of approximately 1,500,000 units at a price of approximately $1.50 per unit. Each unit shall consist of one common share of the Company and one half non-transferable share purchase warrant, with each whole purchase warrant being exercisable into one additional common share of the Company for a period of one year subsequent to each respective issuance of the private placement units at a price of $1.75 per share. 4.5     Incentive Stock Options.

On completion of the private placement anticipated in 4.3, the Company will adopt a Stock Option Plan that shall enable the grant of stock options for directors, senior officers, key employees of both ComCam and the Company for the purchase of up to ten percent (10%) of the then issued and outstanding common stock on terms and conditions determined by the Company Board of Directors.

ARTICLE V

CONDITIONS PRECEDENT AND POST-CLOSING COVENANTS

5.1 Conditions Precedent to Obligations of the Company.

The obligations of the Company under this Agreement to consummate the Closing contemplated hereby shall be subject to the satisfaction, or to the waiver by it, on or before the Closing Date, of the following conditions: (a)     Representations and Warranties True. The representations and warranties of ComCam and of the Sellers shall be in all material respects true and accurate as of the date when made, and, except as to representations and warranties which are expressly limited to a state of facts existing at a time prior to the Closing Date, shall be in all material respects true and accurate at and as of the Closing, with the same effect as if the same had been made on the Closing Date.

(b)     Performance of Covenants. ComCam and the Seller shall have performed and complied in all material respects with each and every covenant, agreement and condition required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

(c)     No Governmental or Other Proceeding or Litigation. No order of any court or administrative agency shall be in effect which restrains or prohibits any transaction contemplated hereby; and no suit, action, other than the exercise of dissenters’ rights, investigation, inquiry or proceeding by any governmental body or other person or entity shall be pending or threatened against ComCam which challenges the validity or legality, or seeks to restrain the consummation, of the transactions contemplated hereby.

(d)     Closing Documentation. The Company shall have received such additional documentation at the Closing as the Company and its counsel may reasonably require to evidence compliance by ComCam and the Sellers with all of their obligations under this Agreement.

(e)     Employment; Non-Competition; Confidentiality Agreements. The Company shall have entered into employment, non-competition and confidentiality agreements with all key employees of ComCam including, but not restricted to Don Gilbreath, Steve Krekman, Carolyn Scheppner and Robert Betty.

5.2     Post-Closing Covenants.

The parties hereto agree that if any of the agreements referenced in 5.1(e) have not been affirmed or fully executed, as the case may be, prior to Closing, that the parties shall, subsequent to the Closing, proceed to affirm or fully execute said referenced agreements, as the case may be, and that the failure to affirm or execute said Agreements prior to the Date of Closing shall not be deemed a waiver of the obligation to execute said Agreements.

5.3 Conditions Precedent to Obligations of ComCam and the Sellers.

The obligations of ComCam and the Sellers under this Agreement to consummate the Closing contemplated hereby shall be subject to the satisfaction, or to the waiver by ComCam and the Sellers, on or before the Closing Date, of the following conditions:

(a)     Representations and Warranties True. The representations and warranties of the Company shall be in all material respects true and accurate as of the date when made, and, except as to representations and warranties which are expressly limited to a state of facts existing at a time prior to the Closing Date, shall be in all material respects true and accurate at and as of the Closing, with the same effect as if the same had been made on the Closing Date.

(b)     Performance of Covenants. The Company shall have performed and complied in all material respects with each and every covenant, agreement and condition required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

(c)     No Governmental or Other Proceeding or Litigation. No order of any court or administrative agency shall be in effect which restrains or prohibits any transaction contemplated hereby; and no suit, action, other than the exercise of dissenters’ rights, investigation, inquiry or proceeding by any governmental body or other person or entity shall be pending or threatened against the Company which challenges the validity or legality, or seeks to restrain the consummation, of the transactions contemplated hereby.

(d)     Closing Documentation. ComCam and the Seller shall have received such additional documentation at the Closing as ComCam and the Sellers and their respective counsel may reasonably require to evidence compliance by the Company with all of its obligations under this Agreement.

(e)     Employment Agreements. The Company shall have entered into employment agreements with all key employees of ComCam including, but not restricted to Don Gilbreath, Steve Krekman and Carolyn Scheppner.

5.5     Post-Closing Covenants.

The parties hereto agree that if any of the agreements referenced in 5.4(e) have not been affirmed or fully executed, as the case may be, prior to Closing, that the parties shall, subsequent to the Closing, proceed to affirm or fully execute said referenced agreements, as the case may be, and that the failure to affirm or execute said Agreements prior to the Date of Closing shall not be deemed a waiver of the obligation to execute said Agreements.

ARTICLE VI

INDEMNIFICATION

6.1     Indemnity of Sellers.

The Company agrees to defend, indemnify and hold harmless each Seller from and against, and to reimburse each Seller with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements, asserted against or incurred by such Seller by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement made by the Company or in any document or certificate delivered by the Company pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

6.2 Indemnity of the Company.

ComCam and the Sellers, severally and not jointly, agree to defend, indemnify and hold harmless the Company from and against, and to reimburse the Company with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements (“Company Losses”), asserted against or incurred the Company by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement and made by ComCam or the Sellers or in any document or certificate delivered by ComCam or the Sellers pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby; provided, however, that each Seller shall only be required to defend, indemnify and hold harmless the Company for the representations and warranties made by such Seller. Notwithstanding the foregoing provisions of this Section 6.2, no claim for indemnification shall be made by Company against Seller unless and until the aggregate Company Losses shall exceed $25,000.

6.3     Indemnification Procedure.

A party (an “Indemnified Party”) seeking indemnification shall give prompt notice to the other party (the “Indemnifying Party”) of any claim for indemnification arising under this Article VI. The Indemnifying Party shall have the right to assume and to control the defense of any such claim with counsel reasonably acceptable to such Indemnified Party, at the Indemnifying Party’s own cost and expense, including the cost and expense of reasonable attorneys’ fees and disbursements in connection with such defense, in which event the Indemnifying Party shall not be obligated to pay the fees and disbursements of separate counsel for such in such action. In the event, however, that such Indemnified Party’s legal counsel shall determine that defenses may be available to such Indemnified Party that are different from or in addition to those available to the Indemnifying Party, in that there could reasonably be expected to be a conflict of interest if such Indemnifying Party and the Indemnified Party have common counsel in any such proceeding, or if the Indemnified Party has not assumed the defense of the action or proceedings, then such Indemnifying Party may employ separate counsel to represent or defend such Indemnified Party, and the Indemnifying Party shall pay the reasonable fees and disbursements of counsel for such Indemnified Party. No settlement of any such claim or payment in connection with any such settlement shall be made without the prior written consent of the Indemnifying Party which consent shall not be unreasonably withheld.

ARTICLE VII

MISCELLANEOUS

7.1     Survival of Representations and Warranties.

Except as otherwise provided, all representations and warranties made by a party in this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date until one year from the Closing. 7.2     Notice.

All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

If to the Company:1818
— 1177 West Hastings StreetVancouver,
British Columbia

Canada V6E 2K3 Fax Number: 604 408 1739

Attention: Ross Wilmot, President

If to ComCam:1140
McDermott Drive #200West
Chester, PennsylvaniaUnited
States of America 19380Fax
Number: 610 436 8079

Attention: Don Gilbreath, President

If to the Sellers:

At the respective addresses of each Seller 7.3     Entire Agreement.

This Agreement, the Disclosure Schedule and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

7.4     Successors and Assigns.

This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.

7.5     Governing Law.

This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Delaware, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of Delaware in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

7.6     Counterparts.

This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. 7.7     Construction.

Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to articles, sections and the Disclosure Schedule are to the articles, sections and disclosures, respectively, of this Agreement. The Disclosure Schedule is hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates. Any item that is disclosed in a representation or warranty or in the Disclosure Schedule shall be deemed disclosed for all purposes and for every representation and warranty.

7.8     Severability.

If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

IN WITNESS WHEREOF each of the parties hereto has executed this Agreement as of the date first set forth above. Bullet Environmental Technologies, Inc.

 /s/ Ross WilmotBy:
Ross WilmotPresident

ComCam International, Inc.

/s/ Don Gilbreath

By: Don Gilbreath

President

SELLERS:

/s/ Don GilbreathDon
Gilbreath/s/
Robert BettyRobert
Betty

/s/ Sanyo SemiconductorSanyo
SemiconductorBy:
_________________________

Position: _____________________ /s/ Chong-Ching Hsiao Chong-Ching Hsiao /s/ Chin-Wen Kang Chin-Wen Kang /s/ Wei-Yin Chen Wei-Yin Chen /s/ Chen-Yung Hsiao Chen-Yung Hsiao /s/ Yu-Fong Tang Yu-Fong Tang /s/ Yu-Jen Hsu Yu-Jen Hsu /s/ Polestar Corporation Polestar Corporation By: ___________________________ Position: _______________________ /s/ Fridolin Voegeli Fridolin Voegeli /s/ Kenshin Takehana Kenshin Takehana /s/ Sanyo Electric Trading Company Sanyo Electric Trading Company By: ____________________________ Position: ________________________ /s/ Patrick K. DeGaray Patrick K. DeGaray /s/ James P. Stahl James P. Stahl /s/ Robert E. Gall Robert E. Gall /s/ Sean Worthington Sean Worthington /s/ Nick Largent Nick Largent /s/ Dave McBride Dave McBride /s/ Louise Carroll Louise Carroll /s/ Jong C. Bae Jong C. Bae /s/ Yukiya Itoh Yukiya Itoh /s/ Davd Rosen Davd Rosen /s/ Takashi Tokuda Takashi Tokuda /s/ Patrick K. DeGaray Patrick K. DeGaray /s/ Steve Kreckman Steve Kreckman /s/ Carolyn Scheppner Carolyn Scheppner /s/ Al Duncan Al Duncan /s/ Richard McCabe Richard McCabe /s/ Rich Bauman Rich Bauman